Exhibit 99.4

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial information has been derived by applying pro forma adjustments to Summit Materials, LLC’s and the Lafarge Target Business’ historical financial statements attached as Exhibits 99.2 and 99.3 to the accompanying Current Report on Form 8-K. Capitalized terms used but not defined herein have the meanings given to them in the body of the accompanying Current Report on Form 8-K

The pro forma adjustments are based on currently available information, accounting judgments and assumptions that we believe are reasonable. The unaudited pro forma condensed consolidated balance sheet and statements of operations are presented for illustrative purposes only and do not purport to represent our results of operations or balance sheet that would actually have occurred had the transactions referred to below been consummated on March 28, 2015 for the unaudited pro forma condensed consolidated balance sheet and on December 29, 2013 for the unaudited pro forma condensed consolidated statements of operations, or to project our financial position or results of operations for any future date or period. The adjustments are described in the notes to the unaudited pro forma condensed consolidated financial information.

The Lafarge Target Business’ predecessor results included in the pro forma statements are presented based on their fiscal year, which is based on calendar period ends. Summit Materials, LLC’s fiscal year is based on a 52-53 week year. The resulting difference is not considered material to the pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated balance sheet as of March 28, 2015 and the unaudited pro forma condensed consolidated statements of operations for the year ended December 27, 2014 and the three months ended March 28, 2015 are presented on a pro forma adjusted basis to give effect to the following items:

•	the completion of Summit Materials, Inc.’s initial public offering (the “IPO”) on March 17, 2015 (as relates to the unaudited pro forma condensed consolidated statements of operations for the year ended December 27, 2014 and the three months ended March 28, 2015);

•	the redemption of $288.2 million in aggregate principal amount of 10 1⁄2% Senior Notes due 2020 (the “2020 notes”) that occurred in April 2015;

•	the offering and sale of the $350.0 million aggregate principal amount of 6.125% Senior Notes due 2023 notes (the “2023 notes”);

•	the July 17, 2015 closing of and borrowings under our new term loan facility (the “New Term Loan Facility”) and our existing revolving credit facility;

•	the closing of the Davenport Acquisition;

•	the repayment of certain indebtedness, including the redemption of $183.0 million in aggregate principal amount of 2020 notes that is expected to occur in August 2015; and

•	payment of actual and estimated premiums, fees and expenses in connection with the foregoing.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with the consolidated financial statements for Summit Materials, LLC included in Summit LLC’s Annual Report on Form 10-K for the fiscal year ended December 27, 2014 and Summit LLC’s Quarterly Report on Form 10-Q for the period ended March 28, 2015 and for the Lafarge Target Business attached as Exhibits 99.2 and 99.3 to the accompanying Current Report on Form 8-K.

Summit Materials, LLC and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of March 28, 2015

(Amounts in thousands)

	Summit Materials, LLC	April 2015 Partial 2020 Notes Redemption		Davenport Predecessor Results	Pro Forma Davenport Adjustments		Offering and Sale of the 2023 Notes and New Term Loan Facility Refinancing		Pro Forma Total
Assets
Current assets:
Cash	$314,980	$(309,980	)(a)	$—	$—		$—		$5,000
Accounts receivable, net	109,941	—		7,707	—		—		117,648
Costs and estimated earnings in excess of billings	11,836	—		—	—		—		11,836
Inventories	133,307	—		24,270	—		—		157,577
Other current assets	17,476	—		1,247	—		—		18,723

Total current assets	587,540	(309,980)		33,224	—		—		310,784
Property, plant and equipment, less accumulated depreciation, depletion and amortization	948,129	—		81,268	217,949	(d)	—		1,247,346
Goodwill	415,582	—		114,600	33,263	(d)	—		563,445
Intangible assets, less accumulated amortization	16,891	—		—	—		—		16,891
Other assets	50,112	(5,267	)(b)	—	—		11,868	(f)	56,713

Total assets	$2,018,254	$(315,247)		$229,092	$251,212		$11,868		$2,195,179

Liabilities and Member’s Interest
Current liabilities:
Current portion of debt	$5,275	$21,582	(a)	$—	$—		$19,396	(g)	$46,253
Current portion of acquisition-related liabilities	22,351	—		—	80,000	(e)	—		102,351
Accounts payable	70,840	—		3,341	—		—		74,181
Accrued expenses	81,612	(5,147	)(a)	3,194	—		(9,290	)(g)	70,369
Billings in excess of costs and estimated earnings	8,309	—		—	—		—		8,309

Total current liabilities	188,387	16,435		6,535	80,000		10,106		301,464
Long-term debt	1,057,418	(299,832	)(c)	—	—		392,672	(h)	1,150,258
Acquisition-related liabilities	36,168	—		—	—		—		36,168
Other noncurrent liabilities	97,433	—		23,769	—		—		121,202

Total liabilities	1,379,406	(283,397)		30,304	80,000		402,778		1,609,091

Member’s Interest:
Members’ equity	987,010	—		198,788	171,212	(d)	(370,000	)(i)	987,010
Accumulated deficit	(327,523)	(31,851	)(b)	—	—		(20,910	)(j)	(380,284)
Accumulated other comprehensive loss	(21,845)	—		—	—		—		(21,845)

Member’s interest	637,642	(31,851)		198,788	171,212		(390,910)		584,881
Noncontrolling interest	1,206	—		—	—		—		1,206

Total member’s interest	638,848	(31,851)		198,788	171,212		(390,910)		586,087

Total liabilities and member’s interest	$2,018,254	$(315,247)		$229,092	$251,212		$11,868		$2,195,179

See accompanying notes to unaudited pro forma condensed consolidated balance sheet.

(a)	Represents the adjustments to cash, current portion of debt and accrued expenses from the April 2015 redemption of $288.2 million aggregate principal amount of 2020 notes. The $310.0 million reduction to cash was composed of the following:

($ in millions)
April 2015 redemption of aggregate principal amount of the 2020 notes	$(288.2)
Interest payments related to the April 2020 notes redemption	(5.1)
Prepayment fee on the April 2015 2020 notes redemption	(38.2)
Borrowing under senior secured revolving credit facility	21.6

Total	$(310.0)

(b)	Represents a $5.3 million adjustment to other assets related to a write off of deferred financing fees associated with the April 2015 2020 notes redemption and the following adjustments to accumulated deficit:

($ in millions)
Write off of the deferred financing fees related to the April 2015 2020 notes redemption	$(5.3)
Write-off of the net premium related to the April 2015 2020 notes redemption	11.6
Prepayment fee on the April 2015 2020 notes redemption (see tickmark (a))	(38.2)

$(31.9)

(c)	Represents the following adjustments to long-term debt as a result of the April 2015 redemption of $288.2 million aggregate principal amount of 2020 notes:

($ in millions)
April 2015 redemption of aggregate principal amount of the 2020 notes	$(288.2)
Write-off of the net premium related to the April 2015 2020 notes redemption (see tickmark (b))	(11.6)

$(299.8)

(d)	Represents management’s estimated purchase accounting adjustments to fixed assets, goodwill, and equity related to the Davenport Acquisition.
(e)	Represents the $80.0 million deferred purchase obligation payable no later than December 31, 2015, subject to certain adjustments as set forth in the Davenport Purchase Agreement.
(f)	Reflects the following changes to other assets as a result of the offering and sale of the 2023 notes and New Term Loan Facility:

($ in millions)
Deferred transaction costs related to the offering and sale of the 2023 notes and New Term Loan Facility	$19.4
Write off of deferred financing fees related to the August 2015 2020 notes redemption and the New Term Loan Facility	(7.5)

$11.9

(g)	Represents the following adjustments to current portion of debt and accrued expenses as a result of the offering and sale of the 2023 notes and New Term Loan Facility:

($ in millions)
Change in the current portion of debt related to the New Term Loan Facility	$1.2
Interest payments related to the August 2015 2020 notes redemption	8.9
Borrowing under our revolving credit facility to fund a portion of the redemption fees on the August 2015 2020 notes redemption	9.3

$19.4

(h)	Represents the following adjustments to long-term debt as a result of the offering and sale of the 2023 notes and New Term Loan Facility:

($ in millions)
New Term Loan Facility (net of current portion of debt of $6.5 million and discount of $3.2 million)	$640.3
Refinance in connection with the New Term Loan Facility (net of current portion of debt of $5.3 million)	(409.3)
Offering and sale of the 2023 notes	350.0
Redemption of the 2020 notes in August 2015	(183.0)
Write off of the net premium related to the August 2015 2020 notes redemption and the New Term Loan Facility	(5.3)

$392.7

(i)	Adjustment to eliminate the Davenport Acquisition equity changes upon consolidation.
(j)	Represents the following adjustments to accumulated deficit as a result of the offering and sale of the 2023 notes and New Term Loan Facility:

($ in millions)
Write off of the deferred financing fees related to the 2020 notes redeemed and the refinancing in connection with the New Term Loan Facility	$(7.5)
Reduction of the net premium related to the 2020 notes redeemed and the refinancing in connection with the New Term Loan Facility	5.3
Redemption fees on the August 2015 2020 notes redemption	(18.7)

$(20.9)

Summit Materials, LLC and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Statement of

Operations

Three Months Ended March 28, 2015

(Amounts in thousands)

	Summit Materials, LLC	Pre-acquisition results of Davenport Acquisition	Pro Forma Davenport Adjustments		Pro Forma Adjustments for the April 2015 Partial 2020 Notes Redemption, Sale of the 2023 Notes and New Term Loan Facility Refinancing		Pro Forma Adjustments for the IPO		Pro Forma Total
Revenue	$193,987	$11,301	$30,432	(a)	$—		$—		$235,720
Cost of revenue	158,269	7,718	25,449	(a)	—		—		191,436
General and administrative expenses	67,234	2,779	—		—		(29,295	)(f)	40,718
Depreciation, depletion, amortization and accretion	26,126	1,807	1,084	(b)	—		—		29,017
Transaction costs	1,364	—	(1,022	)(c)	—		—		342

Operating loss	(59,006)	(1,003)	4,920		—		29,295		(25,794)
Other expense, net	391	—	—		—		—		391
Loss on debt financings	799	—	—		—		—		799
Interest expense	24,109	—	—		(4,703	)(d)	—		19,406

(Loss) Income from continuing operations before taxes	(84,305)	(1,003)	4,920		4,703		29,295		(46,390)
Income tax benefit	(4,468)	(417)	—		(126	)(e)	—		(5,011)

Net (Loss) Income	(79,837)	(586)	4,920		4,829		29,295		(41,379)
Net loss attributable to noncontrolling interests	(1,982)	—	—		—		—		(1,982)

Net (loss) income attributable to Summit Materials, LLC	$(77,855)	$(586)	$4,920		$4,829		$29,295		$(39,397)

See accompanying notes to unaudited pro forma condensed consolidated statement of operations for the three months ended March 28, 2015.

(a)	Represents the revenue and costs related to a supply agreement to sell third-party cement through the Davenport terminals. This agreement will be assigned to Summit Materials as part of the Davenport Acquisition, but was not included in the audit of the Lafarge Target Business’ financial statements.
(b)	Represents the additional depreciation expense related to the step up in fair value of fixed assets acquired in the Davenport Acquisition, calculated as follows:

($ in millions)
Estimated depreciation expense	$2.9
Elimination of historical depreciation expense	(1.8)

Depreciation expense adjustment	$1.1

(c)	This adjustment is to eliminate transaction costs recognized during the three months ended March 28, 2015 in connection with the Davenport Acquisition, principally third party accounting, legal, valuation and financial advisory fees.

(d)	Represents the adjustment to interest expense from the redemption of $288.2 million in aggregate principal amount of 2020 notes and the offering and sale of the 2023 notes and New Term Loan Facility as follows:

($ in millions)
Estimated quarterly interest expense after the Davenport Acquisition	$16.4
Elimination of historical interest expense	(21.7)
Estimated incremental interest expense related to the amortization of new deferred financing fees and discount	0.6

$(4.7)

(e)	The income tax benefit adjustment relates to the change in the debt balance in our C corporation subsidiaries as a result of the 2020 notes redemptions and the sale of the 2023 notes.
(f)	The IPO adjustments for the general and administrative expenses relate to the following:

($ in millions)
Termination of the transaction and management fee agreement with Blackstone Management Partners L.L.C.(1)	$(14.8)
Removal of the non-recurring stock compensation modification charge, offset by incremental stock compensation expense	(14.5)

$(29.3)

(1)	In connection with the formation of Summit Holdings, Summit Holdings entered into a transaction and management fee agreement with Blackstone Management Partners L.L.C. to provide monitoring, advisory and consulting services. This is the expenses and termination payment associated with this agreement that ended with the IPO.

Summit Materials, LLC

Unaudited Pro Forma Condensed Consolidated

Statement of Operations

Year Ended December 27, 2014

(Amounts in thousands)

	Summit Materials, LLC	Pre-acquisition results of Davenport Acquisition	Pro Forma Davenport Adjustments		Pro Forma Adjustments for April 2015 Partial 2020 Notes Redemption, Sale of the 2023 Notes and New Term Loan Facility Refinancing		Pro Forma Adjustments for the IPO		Pro Forma Total
Revenue	$1,204,231	$113,680	$4,739	(a)	$—		$—		$1,322,650
Cost of revenue	887,160	67,155	3,991	(a)	—		—		958,306
General and administrative expenses	150,732	16,049	—		—		(3,198	)(f)	163,583
Depreciation, depletion, amortization and accretion	87,826	7,200	4,409	(b)	—		—		99,435
Transaction costs	8,554	—	(50	)(c)	—		—		8,504

Operating income (loss)	69,959	23,276	(3,612)		—		3,198		92,821
Other (income) loss, net	(3,447)	179	—		—		—		(3,268)

Interest expense	86,742	—	—		(9,385	)(d)	—		77,357

(Loss) Income from continuing operations before taxes	(13,336)	23,097	(3,612)		9,385		3,198		18,732
Income tax (benefit) expense	(6,983)	7,798	—		(17	)(e)	—		798

Net (Loss) Income from continuing operations	(6,353)	15,299	(3,612)		9,401		3,198		17,934
Income from discontinued operations	(71)	—	—		—		—		(71)

Net Loss (Income)	(6,282)	15,299	(3,612)		9,401		3,198		18,005
Net income attributable to noncontrolling interests	2,495	—	—		—		—		2,495

Net (loss) income attributable to Summit Materials, LLC	$(8,777)	$15,299	$(3,612)		$9,401		$3,918		$15,510

See accompanying notes to unaudited pro forma condensed consolidated statement of operations for the year ended December 27, 2014.

(a)	Represents the revenue and costs related to a supply agreement to sell third-party cement through the Davenport terminals. This agreement will be assigned to Summit Materials as part of the Davenport Acquisition, but was not included in the audit of the Lafarge Target Business’ financial statements.
(b)	The depreciation expense adjustment relates to the step up in fair value of fixed assets acquired in the Davenport Acquisition. A summary of the effects of the adjustment to depreciation expense for the year ended December 27, 2014 is as follows:

($ in millions)
Estimated depreciation expense	$11.6
Elimination of historical depreciation expense	(7.2)

Depreciation expense adjustment	$4.4

(c)	This adjustment is to eliminate transaction costs recognized during the year ended December 27, 2014 in connection with the Davenport Acquisition, principally third party accounting, legal, valuation and financial advisory fees.
(d)	A summary of the effects of the adjustment to interest expense for the year ended December 27, 2014 is as follows:

($ in millions)
Estimated annual interest expense after the Davenport Acquisition	$65.6
Elimination of historical interest expense	(76.8)
Estimated incremental interest expense related to the amortization of new deferred financing fees and discount	1.7

$(9.4)

(e)	The income tax benefit adjustment relates to the change in the debt balance in our C corporation subsidiaries as a result of the 2020 notes redemptions and the sale of the 2023 notes.
(f)	The IPO adjustments for the general and administrative expenses relate to the following:

($ in millions)
Termination of the transaction and management fee agreement with Blackstone Management Partners L.L.C.(1)	$(4.9)
Incremental stock compensation expense	1.7

$(3.2)

(1)	In connection with the formation of Summit Holdings, Summit Holdings entered into a transaction and management fee agreement with Blackstone Management Partners L.L.C. to provide monitoring, advisory and consulting services. This is the expenses and termination payment associated with this agreement that ended with the IPO.